                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|   Preliminary proxy statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-12


                               Lenox Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
             N/A
--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which  transactions  applies:
             N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
             N/A
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
             N/A
--------------------------------------------------------------------------------
(5)   Total fee paid:
             N/A
--------------------------------------------------------------------------------
|_|   Fee paid previously  with  preliminary  materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:
             N/A
--------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:
             N/A
--------------------------------------------------------------------------------
(3)   Filing Party:
             N/A
--------------------------------------------------------------------------------
(4)   Date Filed:
             N/A
--------------------------------------------------------------------------------

                          [COMPANY LOGO APPEARS HERE]




                                 April 13, 2001



Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Lenox Bancorp, Inc., the holding company for Lenox Savings Bank. The meeting will be held at the Bank's executive offices at 4730 Montgomery Road, Norwood, Ohio on Wednesday, May 9, 2001 at 2:30 p.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Clark, Schaefer, Hackett & Co., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      Please note that management has chosen to use a GREEN proxy card this year, not a white proxy card as it has in the past. Stockholders should therefore be sure to vote management's GREEN proxy.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed GREEN proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                 Sincerely,

                                 /s/ Virginia M. Heitzman

                                 Virginia M. Heitzman
                                 PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR

     ----------------------------------------------------------------------
            IF YOU HAVE ANY QUESTIONS OR NEED FURTHER ASSISTANCE IN
                        VOTING YOUR SHARES, PLEASE CALL:

                                    GEORGESON
                                   SHAREHOLDER
                               COMMUNICATIONS INC.

                           17 STATE STREET, 10TH FLOOR
                               NEW YORK, NY 10004
                          CALL TOLL FREE (800) 223-2064
     ----------------------------------------------------------------------

                               LENOX BANCORP, INC.
                              4730 MONTGOMERY ROAD
                               NORWOOD, OHIO 45212
                                 (513) 531-8655

--------------------------------------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

      On Wednesday, May 9, 2001, Lenox Bancorp, Inc. (the "Company") will hold its annual meeting of stockholders at the Bank's executive offices at 4730 Montgomery Road, Norwood, Ohio. The meeting will begin at 2:30 p.m., local time. At the meeting, the stockholders will consider and act upon the following:

      1.    The election of two directors to serve for a term of three years;

      2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent auditors for the Company for the fiscal year ending December 31, 2001;

      3. The transaction of any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business scheduled to come before the meeting.

      Stockholders of record at the close of business on April 9, 2001 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed GREEN form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed GREEN envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Diane P. Hunt

                                    Diane P. Hunt
                                    CORPORATE SECRETARY

Norwood, Ohio
April 13, 2001

IMPORTANT: THE PROMPT RETURN OF GREEN PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED GREEN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                               LENOX BANCORP, INC.
                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lenox Bancorp, Inc. ("Lenox Bancorp" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Lenox Savings Bank (the "Bank"). The annual meeting will be held at the Bank's executive offices at 4730 Montgomery Road, Norwood, Ohio on Wednesday, May 9, 2001, at 2:30 p.m., local time. This proxy statement and the enclosed GREEN proxy card are being first mailed to stockholders on or about April 13, 2001.

                           VOTING AND PROXY PROCEDURE

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Lenox Bancorp common stock if the records of the Company showed that you held your shares as of the close of business on April 9, 2001. As of the close of business on that date, a total of 285,028 shares of Lenox Bancorp common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Articles of Incorporation, in no event shall any record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, be entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

      If you are a stockholder as of the close of business on April 9, 2001, you may attend the meeting. However, if your shares are held by a broker, bank or other nominee (I.E., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement, a letter from a bank or broker or a proxy card printed with the stockholder's name on it are examples of proof of ownership. If you want to vote your shares of Lenox Bancorp common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

      The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of both nominees, withhold votes as to both nominees or withhold votes as to specific nominees. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

      In voting on the approval of the ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes represented at the meeting and entitled to vote. Abstentions will have the same effect as a negative vote, while broker non- votes will have no effect on the outcome of the voting.

VOTING BY PROXY

      This proxy statement is being sent to you by the Board of Directors of Lenox Bancorp for the purpose of requesting that you allow your shares of Lenox Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed GREEN proxy card. All shares of Lenox Bancorp common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the GREEN proxy card. If you sign and return a GREEN proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE MANAGEMENT NOMINEES AND "FOR" RATIFICATION OF CLARK, SCHAEFER, HACKETT & CO. AS INDEPENDENT AUDITORS.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the GREEN proxy card will use their own judgment to determine how to vote your shares. If the annual meeting is postponed or adjourned, your Lenox Bancorp common stock may be voted by the persons named in the GREEN proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting and does not intend to adjourn or postpone the meeting in order to solicit additional proxies.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Lenox Bancorp common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement.

PARTICIPANTS IN LENOX SAVINGS BANK'S ESOP

      If you participate in the Lenox Savings Bank Employee Stock Ownership Plan you will have received with this proxy statement a voting instruction form that reflects all shares you may vote under the plan. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. All participants will vote their shares anonymously. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. The deadline for returning your voting instructions to the plan's trustee is April 30, 2001.

                                 STOCK OWNERSHIP

      The following table provides information as of April 1, 2001 with respect to persons believed by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

                                                                     PERCENT OF
                                                      NUMBER OF     COMMON STOCK
NAME AND ADDRESS                                     SHARES OWNED   OUTSTANDING
----------------                                     ------------  -------------
Lenox Savings Bank Employee Stock Ownership Plan      33,212(1)         11.7%
4730 Montgomery Road
Norwood, Ohio 45212

John C. Lame                                          28,319(2)          9.9%
1260 Hayward Avenue
Cincinnati, Ohio 45208

Virginia M. Heitzman                                  18,045             6.2%
4730 Montgomery Road
Norwood, Ohio 45212

-----------------------------------
(1) Under the terms of the employee stock ownership plan, the employee stock ownership plan trustee, subject to its fiduciary responsibilities, will vote unallocated and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received voting instructions from participants. As of April 1, 2001, 16,074 shares have been allocated to participants' accounts and 17,138 shares remain unallocated.
(2) In Mr. Lame's most recent Schedule 13D filed with the Securities and Exchange Commission on March 22, 2001, Mr. Lame reports beneficial ownership of 28,309 shares. Based upon Company records, director benefit records, documents supplied to the Company by Mr. Lame and Mr. Lame's most recent Form 5 filed with the Securities and Exchange Commission on February 10, 2000, the Company believes the ownership reported by Mr. Lame is incorrect and that the 28,319 shares reported above is correct.

      The following table provides information about the shares of Lenox Bancorp common stock that may be considered to be owned by each director and nominee for director of the Company, by the executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of April 1, 2001. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                            NUMBER OF SHARES
                                             NUMBER OF        THAT MAY BE          PERCENT OF
                                            SHARES OWNED   ACQUIRED WITHIN 60        COMMON
                                            (EXCLUDING     DAYS BY EXERCISING        STOCK
                NAME                       (OPTIONS)(1)        OPTIONS           OUTSTANDING(2)
---------------------------------------   --------------  --------------------  ----------------
Gail R. Behymer........................       3,321               767                 1.4%

Henry E. Brown.........................       3,739               767                 1.6

Virginia M. Heitzman...................      14,075(3)          5,109                 6.6

John C. Lame...........................      28,063(4)            256                 9.9

Vernon L. Morrison.....................         100(5)             --                 0.0

Reba St. Clair.........................       1,276               767                 0.7

All directors and executive officers
   as a group (8 persons)..............      59,390            10,221                23.6%

---------------------------------
(1) Includes unvested shares of restricted stock awards held in trust as part of the Lenox Savings Bank 1997 Incentive Plan, with respect to which the beneficial owner has voting but not investment power as follows: Mr. Behymer--170 shares; Mr. Brown--170 shares; Ms. Heitzman--1,021 shares; Mr. Lame--340 shares; and Ms. St. Clair--170 shares.
(2) Based on 285,028 shares of Lenox Bancorp common stock outstanding and entitled to vote as of April 1, 2001, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(3) Includes 6,689 shares held under the Lenox Savings Bank Employee Stock Ownership Plan, with respect to which Ms. Heitzman has voting but not investment power.
(4) In Mr. Lame's most recent Schedule 13D filed with the Securities and Exchange Commission on March 22, 2001, Mr. Lame reports beneficial ownership of 28,309 shares. Based upon Company records, director benefit records, documents supplied to the Company by Mr. Lame and Mr. Lame's most recent Form 5 filed with the Securities and Exchange Commission on February 10, 2000, the Company believes the ownership reported by Mr. Lame is incorrect and that the 28,319 shares reported above is correct.
(5) Represents 100 shares owned by Mr. Morrison's spouse.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

    The Company's Board of Directors currently consists of five members. Four directors are independent and one is an officer. Each director serves a three-year term. The Company nominees for election this year are Henry E. Brown, whom is a director of the Company and the Bank, and Vernon L. Morrison, who is a director of the Bank.

    It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the GREEN proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE MANAGEMENT NOMINEES.

    Information regarding the management nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each nominee's biography is as of December 31, 2000. There are no family relationships among the directors or executive officers.

                   COMPANY NOMINEES FOR ELECTION OF DIRECTORS

      The management nominees standing for election are:

      HENRY  E.  BROWN  holds  a B.S.  degree  in  Civil  Engineering  from  the
University  of  Missouri-Rolla.   Mr.  Brown  has  been  an  officer  of  TecSol
Manufacturing, a machine fabrication company located in Fort Walton Beach, Florida since October 1999. In October 1999, Mr. Brown retired after being employed with Procter & Gamble for 31 years. Mr. Brown is Chairman of the Greater Cincinnati Metropolitan YMCA Board of Directors. Age 55. Director of the Company since 1995.

      VERNON L. MORRISON has been the President of Lighthouse Mortgage Services, Inc., a mortgage lending company located in Columbus, Ohio, since February 2000. Mr. Morrison was Vice President of First Community Bank, located in Columbus, Ohio, from July 1994 until February 1999. Age 40. Director of the Bank since 2000.

                         DIRECTORS CONTINUING IN OFFICE

      The following directors have terms ending in 2002:

      GAIL R. BEHYMER holds a B.S. in Industrial Management and a M.B.A. from the University of Cincinnati. He worked at Procter & Gamble for 34 years with a background in construction and facilities management. He held the position of Operations Manager prior to his retirement in 1995. Age 60. Director of the Company since 1995.

      VIRGINIA M. HEITZMAN joined the Bank in 1986 and has served as President and Chief Executive Officer since 1994 and Executive Managing Officer since 1989. Ms. Heitzman has over 20 years of experience in the banking industry. Age
42. Director of the Company since 1996.

      REBA ST. CLAIR holds a B.A. in Political Science from Knox College. Previously an officer in the military, she is currently a Finance Manager at Procter & Gamble. Ms. St. Clair is a board member for Leadership Cincinnati, Hamilton County Youth Conference, Lighthouse Youth Services, Playhouse in the Park, The Cincinnati Art Museum and the Cincinnati Ballet. Age 40. Director of the Company since 1995.

                           DIRECTOR WITH TERM EXPIRING

      The following director's term expires at the 2001 annual meeting of stockholders. The board of directors did not nominate him for election to another three-year term of office:

      JOHN C. LAME is currently a financial planner and investment advisor for Paine Webber. Prior to joining Paine Webber in 1997, Mr. Lame served six years as a vice president with Merrill Lynch. Mr. Lame also worked at Procter & Gamble for 12 years from 1979 to 1991. Age 43. Director of the Company since 1998.

      Mr. Lame has filed proxy solicitation material with the Securities and Exchange Commission and has stated his intention to solicit proxies for the election as directors of Lenox Bancorp, Inc. of John C. Lame and Guy E. Napier. Mr. Lame also filed a Notice of Change in Control Application with the Office of Thrift Supervision, the Company's federal regulator.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The business of the Company is conducted through meetings and activities of its Board of Directors and its committees. The Board of Directors of the Company meets as needed. During the year ended December 31, 2000, the Board of Directors of the Company held 14 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings and committee meetings on which such directors served during 2000, except for Mr. Lame, who missed four board meetings during fiscal 2000. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

      AUDIT COMMITTEE. The Audit Committee, currently consisting of Messrs. Behymer, Lame and Ms. St. Clair, provides assurance that financial disclosures made by management portray the Company's financial condition and results of operations. The Committee also maintains a liaison with outside auditors and reviews the adequacy of internal controls. The Audit Committee of the Company did not meet in 2000.

      COMPENSATION COMMITTEE. The Compensation Committee, currently consisting of Messrs. Behymer, Brown, Ms. Heitzman and Ms. St. Clair, is responsible for all matters regarding compensation and fringe benefits for officers and employees. The Compensation Committee met two times during 2000.

      NOMINATING COMMITTEE. The Company's Nominating Committee for the 2001 annual meeting consisted of the full board of directors. However, Messrs. Behymer and Lame were not in attendance. The Committee considered various options for nominees for director to stand for election at the Company's annual meeting of stockholders. After such deliberations, the Nominating Committee nominated Mr. Brown to serve for an additional three-year term. However, the Nominating Committee declined to nominate Mr. Lame for another term, and instead, after reviewing what Mr. Lame has done during his three year term of office with the Company, recommended to the Board that Mr. Morrison be nominated. Mr. Morrison has substantial banking experience and Mr. Lame's bank management experience is limited to his tenure as a director of the Company and formerly as a director of the Bank. The Company's Articles of Incorporation and Code of Regulations provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely written notice to the secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Code of Regulations and by the Securities and Exchange Act of 1934. The Nominating Committee met on February 26, 2001.

      The Company also maintains an Executive Committee and a Strategic Planning Committee.

      DIRECTORS' FEES. Members of the Company's Board of Directors do not receive Board fees from the Company. For the first three months of 2000, non-employee directors of the Bank who have served as directors of the Bank for one year or more received a retainer of $100 per month, plus $370 per meeting attended. Effective April 1, 2000, the Board stopped paying such fees. In lieu of Board fees, the Board plans to adopt a stock plan, which will grant restricted stock awards and/or stock options to directors based upon the financial performance of the Bank during the previous fiscal year. Once adopted, the plan will apply retroactively to the time at which payment of Board fees was stopped.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following information is furnished for Ms. Heitzman. No other executive officer of Lenox Bancorp received salary and bonus of $100,000 or more during the year ended December 31, 2000.

                                                 ANNUAL COMPENSATION
                                      ---------------------------------------
                                                                     OTHER
                                                                     ANNUAL       ALL OTHER
           NAME AND            FISCAL                             COMPENSATION   COMPENSATION
     PRINCIPAL POSITIONS        YEAR    SALARY($)(1)   BONUS($)     ($)(2)           ($)
-----------------------------  ------   ------------   --------   -----------   --------------
Virginia M. Heitzman (3).....   2000    $84,250        $  --       $   --         $14,002(4)
   President, Chief Executive   1999     84,250           --           --          32,079
   Officer and Director         1998     74,250           --           --          33,641

-------------------------------
(1) Includes directors' fees of $5,600 in 1999. Beginning in 2000, Ms. Heitzman no longer received directors' fees.
(2) Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(3) Ms. Heitzman also beneficially owns 1,021 unvested shares of restricted stock granted on July 21, 1997 under the Lenox Bancorp, Inc. 1997 Incentive Plan. As of December 31, 2000, the market value of those shares was $8,423.
(4) Consists of employer contribution to the Bank's 401(k) plan of $3,828 and employee stock ownership plan allocations with a market value of $10,174.

OPTION VALUE AT FISCAL YEAR END

      The following table provides information regarding unexercised stock options for Ms. Heitzman as of December 31, 2000. Ms. Heitzman did not exercise any stock options during the year ended December 31, 2000.


                                NUMBER OF SECURITIES
                               UNDERLYING UNEXERCISED                VALUE OF UNEXERCISED
                                       OPTIONS                       IN-THE-MONEY OPTIONS
        NAME                     AT FISCAL YEAR-END (#)            AT FISCAL YEAR-END ($)(1)
---------------------------  --------------------------------   --------------------------------
                             EXERCISABLE        UNEXERCISABLE   EXERCISABLE        UNEXERCISABLE
                             -----------        -------------   -----------        -------------
Virginia M. Heitzman.......    5,109                3,404          $--                 $--

------------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2000 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

EMPLOYMENT AGREEMENTS

      The Bank and the Company entered into employment agreements with Ms. Heitzman. The employment agreements provide for a three-year term for Ms. Heitzman. The Bank employment agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors of the Bank may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors of the Bank after conducting a performance evaluation of Ms. Heitzman. The term of the Company employment agreement may be extended on a daily basis unless written notice of non-renewal is given by the Board of Directors of the Company. The agreements provide that Ms. Heitzman's base salary will be reviewed annually. The current base salary for Ms. Heitzman is $84,250. In addition to the base salary, the agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

      The agreements provide for termination by the Bank or the Company for cause as defined in the agreements, at any time. In the event the Bank or the Company chooses to terminate Ms. Heitzman's employment for reasons other than for cause, or in the event Ms. Heitzman resigns from the Bank and the Company after specified circumstances that would constitute constructive termination, Ms. Heitzman or, in the event of her death, her beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to Ms. Heitzman and the contributions that would have been made on her behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement; PROVIDED, HOWEVER, that in the case of the Bank's agreement, the payment shall not, in the aggregate, exceed three times the average of Ms. Heitzman's five preceding taxable years' annual compensation. The Bank and the Company would also continue and pay for her health and disability coverage for the remaining term of the agreement.

      Under the agreements, if voluntary (after specified circumstances that would constitute constructive termination) or involuntary termination follows a change in control of the Bank or the Company (as defined in the employment agreement), Ms. Heitzman or, in the event of her death, her beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining term of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The

Bank and the Company would also continue her life, health, and disability coverage for thirty-six months. Notwithstanding that both agreements provide for a severance payment in the event of a change in control, Ms. Heitzman would only be entitled to receive a severance payment under one agreement.

      Payments under the agreements in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Internal Revenue Code resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank. Under certain circumstances, severance payments to Ms. Heitzman under the agreements may be subject to prior approval by the Federal Deposit Insurance Corporation.

      Payments under the Bank's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by Ms. Heitzman pursuant to any dispute or question of interpretation relating to the agreements shall be paid by the Bank or Company, respectively, if Ms. Heitzman is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under Ohio law.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of three directors, each of whom is independent under National Association of Securities Dealers' listing standards. The Board of Directors has not adopted a written charter for the Audit Committee.

      The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                 Gail R. Behymer
                                  John C. Lame
                                 Reba St. Clair

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of the Company's executive officers and directors has complied with applicable reporting requirements for transactions in Lenox Bancorp common stock during the fiscal year ended December 31, 2000, with the exception of a late report filed by David
K. Brown, Vice President of Finance with regard to the granting of restricted stock awards and stock options in November 2000.

                          TRANSACTIONS WITH MANAGEMENT

      It is the policy of the Bank to make loans to executive officers and directors on their principal residences. The Bank's policy provides that all loans made by the Bank, including lines of credit, to its directors be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features; provided, however the Bank may offer loans to executive officers on terms not available to the public, but available to other full- time employees, in accordance with recently modified federal regulations. All such loans, however, did not involve more than the normal risk of collectibility or present other unfavorable features. Any loan made to an executive officer or director must be approved by the Board of Directors prior to its being committed.

                     PROPOSAL 2 -- RATIFICATION OF AUDITORS

      The Board of Directors has appointed Clark, Schaefer, Hackett & Co. to be its auditors for the 2001 fiscal year, subject to the ratification by stockholders. A representative of Clark, Schaefer, Hackett & Co. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

AUDIT FEES

      The aggregate fees the Company billed by Clark, Schaefer for the annual audit and for the review of the Company's Forms 10-QSB for the fiscal year 2000 totaled $49,500.

ALL OTHER FEES

      The aggregate fees the Company paid to Clark, Schaefer for all other non-audit services (excluding information technology services described above), including fees for tax-related services, during fiscal year 2000 totaled $7,430.

      The Audit Committee believes that the non-audit fees paid to Clark, Schaefer are compatible with maintaining Clark, Schaefer's independence.

                                  MISCELLANEOUS

      The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, Georgeson Shareholder Communications Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of $12,500, plus out-of-pocket expenses for these services. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

      The Company's Annual Report to Stockholders has been mailed to stockholders of record as of the close of business on April 9, 2001. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

      A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ALL PERSONS WHO WERE STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON APRIL 9, 2001 UPON WRITTEN REQUEST TO DIANE P. HUNT, CORPORATE SECRETARY, LENOX BANCORP, INC., 4730 MONTGOMERY ROAD, NORWOOD, OHIO 45212.

                              STOCKHOLDER PROPOSALS

      To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2002 annual meeting of stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the notice of annual meeting of stockholders not later than December 14, 2001. If such annual meeting is held on a date more than 30 calendar days from May 9, 2002, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934.

      The Code of Regulations provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than thirty (30) days prior to the meeting; PROVIDED, HOWEVER, that in the event that less than forty (40) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder must be received not later than the close of business on the fifth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. In order for the notice of a stockholder proposal for consideration at the Company's 2002 annual meeting of stockholders to be timely, the Company would have to receive such notice not later than April 9, 2002 assuming the 2002 annual meeting is held on May 9, 2002 and that the Company provides at least 40 days notice or public disclosure of the date of the meeting. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

      Whether or not you plan to attend the meeting, please vote by marking, signing, dating and promptly returning the enclosed GREEN proxy card in the enclosed GREEN envelope.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Diane P. Hunt

                                    Diane P. Hunt
                                    CORPORATE SECRETARY
Norwood, Ohio
April 13, 2001

                                                                    APPENDIX A

      The following table sets forth the names, principal business occupations, business addresses (or home addresses if retired) and the number of shares of the common stock of Lenox Bancorp, Inc. (the "Company") beneficially owned, directly or indirectly, as of April 1, 2001, by the those individuals deemed to be participants in this proxy solicitation under the federal securities laws (the "Participants"). None of the Participants owns any securities of record, but not beneficially. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                                NUMBER OF SHARES
                                                   NUMBER OF       THAT MAY BE
                                                  SHARES OWNED   ACQUIRED WITHIN 60
                                                  (EXCLUDING    DAYS BY EXERCISING
NAME, PRINCIPAL OCCUPATION AND BUSINESS ADDRESS   OPTIONS)(1)        OPTIONS
-----------------------------------------------  ------------- --------------------
Gail R. Behymer................................      3,321             767
Retired
11541 Symmes Gate Lane
Cincinnati, Ohio 45249

Henry E. Brown.................................      3,739             767
Retired
1005 Burton Avenue
Cincinnati, Ohio 45229

Virginia M. Heitzman...........................     14,075(2)        5,109
President and Chief Executive Officer
Lenox Savings Bank
4730 Montgomery Road
Norwood, Ohio 45212

John C. Lame...................................     28,063(3)          256
Investment Advisor and Financial Planner
UBS Paine Webber, Inc.
312 Walnut Street
Cincinnati, Ohio 45202

Vernon L. Morrison.............................        100(4)           --
President
Lighthouse Mortgage Services, Inc.
3220 Riverside Drive, Suite A-1
Columbus, Ohio 43221

Reba St. Clair.................................      1,276             767
Finance Manager
The Procter & Gamble Co.
2 P&G Plaza
Cincinnati, Ohio 45201

------------------------------
(1) Includes unvested shares of restricted stock awards held in trust as part of the Lenox Savings Bank 1997 Incentive Plan, with respect to which the beneficial owner has voting but not investment power as follows: Mr. Behymer--170 shares; Mr. Brown--170 shares; Ms. Heitzman--1,021 shares; Mr. Lame--340 shares; and Ms. St. Clair--170 shares.
(2) Includes 6,689 shares held under the Lenox Savings Bank Employee Stock Ownership Plan, with respect to which Ms. Heitzman has voting but not investment power.
                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(3) In Mr. Lame's most recent Schedule 13D filed with the Securities and Exchange Commission on March 22, 2001, Mr. Lame reports beneficial ownership of 28,309 shares. Based upon Company records, director benefit records, documents supplied to the Company by Mr. Lame and Mr. Lame's most recent Form 5 filed with the Securities and Exchange Commission on February 10, 2000, the Company believes the ownership reported by Mr. Lame is incorrect and that the 28,319 shares reported above is correct.
(4) Represents 100 shares owned by Mr. Morrison's spouse.

      Mr. Lame's term as a director of the Company expires at the 2001 annual meeting of stockholders. The board of directors did not nominate him for election to another term of office. Mr. Lame has filed proxy solicitation material with the Securities and Exchange Commission and has stated his intention to solicit proxies for the election of himself and another individual as directors of the Company.

    Other than stock options and stock awards granted to each of the individuals above except for Mr. Morrison, and the participation by Ms. Heitzman in the Lenox Savings Bank Employee Stock Ownership Plan, no Participant, is or was within the past year, a party to a contract, arrangement or understanding with any person with respect to any securities of the Company. None of the Participants owns any securities of any parent or subsidiary of the Company.

    Except for Ms. Heitzman, who entered into an employment agreement with the Company and the Bank, no Participant has any arrangement or understanding with any person: (i) with respect to any future employment by the Company or its affiliates or (ii) with respect to any future transactions to which the Company or any of its affiliates may be a party. For a description of the material terms of the Bank and Company employment agreements with Ms. Heitzman, see "Proposal I
- Executive Compensation - "Employment Agreements" in the Company's Proxy Statement.

    The following table sets forth all purchases and sales of the Company's common stock by the Participants since April 1, 1999 and the dates and amounts of such transactions.


          NAME                                TRANSACTIONS(1)
-------------------------   ---------------------------------------------------

Henry E. Brown...........   o Purchased 2,000 shares on July 29, 1999.

John C. Lame (2).........   o Purchased 6,480 shares on March 19, 2001.
                            o Acquired 85 shares of restricted shares as director compensation on August 21, 2000.
                            o Donated 10,000  shares on  December  10,  1999.
                            o Acquired 23,557 shares from spouse on October 26, 1999.

(1) None of the Participants borrowed or otherwise obtained funds for the purpose of acquiring or holding securities of the Company.
(2) Information for Mr. Lame was taken from his preliminary proxy statement filed with the Securities and Exchange Commission on March 21, 2001.

                                  [FRONT SIDE]

                                 REVOCABLE PROXY

                               LENOX BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                   May 9, 2001
                              2:30 p.m., local time
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the proxy committee of the Board of Directors of Lenox Bancorp, Inc. (the "Company"), consisting of Henry E. Brown and Virginia
M. Heitzman, or any of them, with full power of substitution in each, to act as proxies for the undersigned and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 9, 2001 at 2:30 p.m., local time, at the Company's administrative offices at 4730 Montgomery Road, Norwood, Ohio and at any and all adjournments thereof, as set forth on the reverse side of this revocable proxy:

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING AND DOES NOT INTEND TO ADJOURN OR POSTPONE THE MEETING IN ORDER TO SOLICIT ADDITIONAL PROXIES. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

                                   [BACK SIDE]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

   1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

                      Henry E. Brown and Vernon L. Morrison

            FOR               VOTE WITHHELD             FOR ALL EXCEPT
            ---               -------------             --------------

            |_|                   |_|                        |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

================================================================================

   2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent auditors of Lenox Bancorp, Inc. for the fiscal year ending December 31, 2001.

               FOR            AGAINST        ABSTAIN
               ---            -------        -------
               |_|              |_|            |_|

   The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 13, 2001 and of the Annual Report to Stockholders.

   Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                     Dated:___________________________



                     ---------------------------------
                     SIGNATURE OF STOCKHOLDER



                     ---------------------------------
                     SIGNATURE OF STOCKHOLDER


                     ---------------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                  IN THE ENCLOSED GREEN POSTAGE-PAID ENVELOPE.